UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 5, 2022

CUSHMAN & WAKEFIELD PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38611	98-1193584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, the Amended & Restated Cushman & Wakefield plc 2018 Omnibus Non-Employee Director Share and Cash Incentive Plan (the “Plan”) was approved by the shareholders of Cushman & Wakefield plc (the “Company”) and became effective on May 5, 2022. The amendments to the Plan increased the number of ordinary shares authorized for issuance under the Plan by 200,000. A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual general meeting of shareholders (the “Annual Meeting”) on May 5, 2022. A total of 211,155,751 shares, or 93.66% of the total shares entitled to vote, were represented at the Annual Meeting in person or by proxy. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

	For	Against	Abstain	Broker Non-Votes
1. To elect the Class I Directors listed below:
Angelique Brunner	181,515,959	18,477,260	28,293	11,134,239
Jonathan Coslet	198,129,265	1,864,244	28,003	11,134,239
Anthony Miller	198,166,411	1,827,063	28,038	11,134,239
2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.	210,805,983	284,158	65,610	—
3. To appoint KPMG LLP as the Company’s UK statutory auditor until the Company’s annual meeting in 2023.	210,805,757	283,920	66,074	—
4. To authorize the Audit Committee of the Board of Directors to determine the compensation of KPMG LLP as the Company’s UK statutory auditor.	210,889,625	204,282	61,844	—
5. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2021.	191,113,011	8,876,697	31,804	11,134,239
6. To approve, on a non-binding, advisory basis, the director compensation report, which was included in Annex B of the Proxy Statement.	198,099,451	1,894,431	27,630	11,134,239
7. To approve the amended director compensation policy, which was included as part of the director compensation report in Annex B of the Proxy Statement.	190,899,208	9,085,153	37,151	11,134,239
8. To approve an amendment and restatement of the 2018 Omnibus Non-Employee Director Share and Incentive Plan, which was included in Annex C of the Proxy Statement.	199,301,714	693,596	26,202	11,134,239

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit #	Description

10.1	Amended & Restated Cushman & Wakefield plc 2018 Omnibus Non-Employee Director Share and Cash Incentive Plan, effective May 5, 2022

104	Cover Page Interactive Data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2022

CUSHMAN & WAKEFIELD PLC

By:	/s/ Brett Soloway
Name:	Brett Soloway
Title:	Executive Vice President, General Counsel and Corporate Secretary